UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Capitalized terms used but not defined herein have the meanings set forth in the respective exhibits filed with this Form 8-K.

Third Amended and Restated Senior Credit Facility with LNV Corporation

On June 28, 2021, GWG DLP Funding IV, LLC (“DLP IV”), an indirect subsidiary of GWG Holdings, Inc. (“GWG” or the “Company”), entered into a Third Amended and Restated Loan and Security Agreement with LNV Corporation, as lender, and CLMG Corp., as the administrative agent on behalf of the lenders under the agreement (the "Third Amended Facility"). The Third Amended Facility replaced a Second Amended and Restated Loan and Security Agreement, dated November 1, 2019, that previously governed the Company’s senior credit facility (the “Second Amended Facility”). The Third Amended Facility resulted in an additional advance of $52.5 million (the “Third A&R Advance”) from LNV Corporation, paid on June 28, 2021.

In conjunction with entering into the Third Amended Facility, GWG DLP Funding V, LLC (“DLP V”), another indirect subsidiary of the Company, transferred life insurance policies having an aggregate face value of approximately $298.3 million to DLP IV which were pledged as additional collateral to the Third Amended Facility (the “Third A&R Advance Collateral”), and DLP IV received proceeds of approximately $51.2 million (net of certain fees and expenses incurred in connection with the negotiation and entry into the Third Amended Facility). After giving effect to such advance, the principal amount outstanding under the Third Amended Facility on June 28, 2021 was approximately $231.5 million.

Under the Third Amended Facility, all advances bear interest at a rate of the Benchmark Rate plus the Applicable Margin, or the Default Rate if an event of default has occurred and is continuing. For purposes of the Third Amended Facility, (i) the Benchmark Rate is the greater of (a) the sum of (i) the Federal Funds Rate plus (ii) one-half of one percent (0.50%) and (b) one and one half of one percent (1.50%); (ii) the Applicable Margin is seven and one half percent (7.50%); and (iii) the Default Rate is the Benchmark Rate plus nine and one half percent (9.50%).

The Third A&R Advance may be repaid in whole but not in part at any time prior to the Conversion Date, and may be repaid in whole or in part following the Conversion Date. For purposes of the Third Amended Facility, Conversion Date is the earliest to occur of (i) an event of default, (ii) an unmatured event of default, and (iii) December 1, 2021. No yield maintenance fee is required with respect to the payment in full of all Third A&R Advances prior to the Conversion Date.

Upon the occurrence of a Prepayment Event, the Third A&R Advance may be repaid with a Prepayment Premium equal to the amount of the Third A&R Advance multiplied by (i) ten percent (10%) on or prior to August 31, 2021, (ii) fifteen percent (15%) from September 1, 2021 through and including September 30, 2021, (iii) twenty percent (20%) from October 1, 2021 through and including October 31, 2021, and (iv) twenty-five percent (25%) from November 1 through and including November 30, 2021, in each case less (a) the Third Amended Facility structuring paid by the Borrower, minus (b) the accrued interest on the Third A&R Advance paid by the Borrower prior to the Prepayment Event, minus (c) the accrued but unpaid interest on the Third A&R Advance prior to the Prepayment Event. For purposes of the Third Amended Facility, a Prepayment Event is the date (on or before November 30, 2021) on which the Borrower shall have irrevocably paid the Third A&R Advance obligations in full and in cash.

Upon repayment of the Third A&R Advance in accordance with the terms of the Third Amended Facility, the Third A&R Advance Collateral is required to be released.

Amendments to Secured Credit Agreements with HCLP Nominees, L.L.C.

In addition, on June 28, 2021, HCLP Nominees, L.L.C., the Company, GWG Life, LLC, GWG DLP Funding V Holdings, LLC and the Company’s consolidated subsidiaries Beneficient Capital Company II, L.L.C. (f/k/a Beneficient Capital Company, L.L.C.) (the “Borrower”), Beneficient Company Holdings, L.P., and The Beneficient Company Group, L.P. entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement among the parties and Amendment No. 2 to the Second Amended and Restated Second Lien Credit Agreement among the parties (the “HCLP Credit Agreement Amendments”). The HCLP Credit Agreement Amendments eliminate the previous obligation of the Company or GWG Life, LLC to assume the obligations of the Borrower under the Second Amended and Restated Credit Agreement and the Second Amended and Restated Second Lien Credit Agreement upon the issuance of trust charters from the Texas Department of Banking.

The foregoing descriptions of the Third Amended Facility and the HCLP Credit Agreement Amendments are qualified in their entirety by the terms of such agreements, which are filed as exhibits to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set for in Item 1.01 under the heading “Third Amended and Restated Senior Credit Facility with LNV Corporation” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated Loan and Security Agreement, dated as of June 28, 2021, with LNV Corporation, as lender, and CLMG Corp., as administrative agent
10.2	Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of June 28, 2021, with HCLP Nominees, L.L.C., as lender
10.3	Amendment No. 2 to Second Amended and Restated Second Lien Credit Agreement, dated as of June 28, 2021, with HCLP Nominees, L.L.C., as lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: July 2, 2021	By:	/s/ Murray Holland
	Name:	Murray Holland
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amended and Restated Loan and Security Agreement, dated as of June 28, 2021, with LNV Corporation, as lender, and CLMG Corp., as administrative agent
10.2	Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of June 28, 2021, with HCLP Nominees, L.L.C., as lender
10.3	Amendment No. 2 to Second Amended and Restated Second Lien Credit Agreement, dated as of June 28, 2021, with HCLP Nominees, L.L.C., as lender

4